                                 LOAN SALE AGREEMENT

     This agreement (the "Agreement") is made this 3rd day of July, 1996 between:

         (i)       Florida Gaming Corporation ("FGC");

         (ii)      Bank of Oklahoma, National Association ("BOK"); and,

         (iii)     BOK DPC Asset Holding Corporation, an Oklahoma Corporation
                   ("DPC").

    In consideration of the mutual promises and covenants hereinafter set forth (the adequacy of which FGC, BOK and DPC hereby expressly acknowledge), and intending to be legally bound hereby, FGC, BOK, and DPC agree as follows:

(1) PURPOSE OF THIS AGREEMENT. WJA Realty Limited Partnership ("WJA") has heretofore made and issued those certain promissory notes and loan agreements ("WJA Notes") all of which are described on Exhibit A attached hereto and by this reference made a part hereof. In connection with the making and issuance of the WJA Notes, WJA executed and delivered various collateral and security interests (the "WJA Collateral") securing payment and performance of the WJA Notes all of which are described on Exhibit B attached hereto and by this reference made a part hereof. BOK is the owner of the WJA Notes and the WJA Collateral. DPC is a wholly-owned subsidiary of BOK. FGC desires to purchase the WJA Notes and WJA Collateral from BOK. The purpose of this Agreement is to set forth the terms and conditions on which BOK shall sell the WJA Notes and WJA Collateral to FGC.

(2) AGREEMENT TO PURCHASE AND SELL WJA NOTES. On the terms and conditions set forth in this Agreement, BOK shall sell to FGC, and FGC shall buy from BOK, the WJA Notes and WJA Collateral (the "Purchase").

    (a)  The purchase price ("Purchase Price") shall be:

         (i)       Eight Million United States Dollars (the "Cash
                   Consideration"); and,

         (ii)      Six Hundred Fifteen Thousand Three Hundred and
                   Eighty-five (615,385) shares, subject to adjustment as hereafter provided, of $0.10 par value common stock of FGC (the "FGC Common Stock" or the "Stock Consideration").

         (iii)     A non-interest bearing promissory note (the "FGC
                   Note") in the principal amount of One Million
                   United States Dollars ($1,000,000)
                   which note shall be in the form and content of Exhibit C attached hereto.

    (b) The Cash Consideration shall be paid at Closing by the wire transfer on the Closing Date (as hereafter defined) of United States Dollars immediately available in Tulsa, Oklahoma in accordance with the following wire transfer instructions:

              Bank of Oklahoma, National Association
              ABA Routing Number: 103900036
              Reference:  WJA Realty
              For Credit To:  Tulsa Loan Operations

    (c) In the event the Reference Price of FGC Common Stock (as hereafter determined) is less than $6.50 per share, FGC shall, at FGC's option, do one of the following (the "Repricing Option") :

         (i) increase the number of shares which shall constitute the Stock Consideration to an amount determined by dividing Four Million and Three Dollars ($4,000,003) by the Reference Price; or,

         (ii) pay BOK Four Million and Three United States Dollars (US$4,000,003) in funds immediately available in Tulsa, Oklahoma.

         (iii) The Reference Price shall be the average of the mid-points of the daily high and low prices of FGC Common Stock for each of the ten trading days immediately preceding the Closing.

    (d) If there are any changes in the capitalization of FGC occasioned by reorganization, combination of shares, declaration or payment of stock dividends, stock splits, reverse stock splits, reclassifications or recapitalization of such stock, the merger or consolidation of FGC with some other corporation or any other transaction having comparable effect, then in that event the number and kind of shares constituting the Stock Consideration shall be appropriately adjusted and in such adjustments DPC shall not be adversely affected by such transaction.

    (e) The Stock Consideration shall be paid at the Closing by the delivery of usual and customary certificates in good form acceptable to counsel for BOK (provided such acceptance shall not be unreasonably withheld or delayed) representing the Stock Consideration duly registered in the name of DPC.

    (f) The FGC Note shall be executed and delivered to BOK at the Closing.

(3) DELIVERY OF WJA NOTES AND WJA COLLATERAL. At the Closing BOK shall:

    (a) Endorse (the "Endorsement") each promissory note which is one of the WJA Notes in the following manner:

         "WITHOUT RECOURSE AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES (except as expressly set forth in that certain Loan Sale
         Agreement dated July 3rd, 1996 between Bank of Oklahoma, National Association and Florida Gaming Corporation), pay to the order of Florida Gaming Corporation:

              Bank of Oklahoma, National Association

              By______________________________________
              Its ______________________________(Title)
              ____________________________(Print Name)"

    (b) Assign (the "Assignments") the WJA Collateral (and the documents evidencing the WJA Collateral) to FGC WITHOUT RECOURSE AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES (except as expressly set forth in that certain Loan Sale Agreement dated July ___, 1996 between Bank of Oklahoma, National Association and Florida Gaming Corporation). The Assignments shall be in usual and customary form acceptable to counsel to FGC (provided such acceptance is not unreasonably withheld or delayed) and to counsel to BOK (provided such acceptance is not unreasonably withheld or delayed). The Assignments shall include the execution and delivery (WITHOUT RECOURSE AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES except as expressly set forth in that certain Loan Sale Agreement dated July ___, 1996 between Bank of Oklahoma, National Association and Florida Gaming Corporation) of such financing statements and other documents reasonably required to evidence ownership of the WJA Collateral by FGC.

    (c) Deliver to FGC copies of all note and collateral files relating to the WJA Notes and the WJA Collateral in the possession of BOK.

    (d) The provisions of sub-paragraph (a) above notwithstanding, if, in the event any original promissory note is lost, BOK may, in lieu of delivery of the original, deliver to FGC a commercially reasonable affidavit of lost note executed by the custodian of such note at the time of the loss thereof and the Endorsement shall be by separate allonge to the promissory note.

    (e) The Purchase shall be FINAL, WITHOUT RECOURSE, AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES (except as expressly set forth in this Agreement).

    (f)  Without limiting the generality of the provisions of subparagraph
         (e) of the paragraph, BOK advises FGC that the original of one of the WJA Notes and the original of certain documents evidencing the WJA Collateral were lost by the prior custodian thereof.

(4) STATUS OF WJA NOTES PRIOR TO CLOSING. From the date hereof until the
    Closing:

    (a) All payments received by BOK in respect of the WJA Notes shall reduce the Purchase Price. Interest accrued, but unpaid, under the WJA Notes as of the Closing shall be for the account of FGC.

    (b) BOK shall not take any steps to realize the value of any of the Collateral without the prior written consent of FGC which FGC may, in its sole discretion and without limitation, grant or withhold.

(5) REPRESENTATIONS AND WARRANTIES OF FGC. FGC hereby represents, warrants, and promises to BOK that:

    (a) At the time of its execution and delivery, this Agreement and all other documents executed by FGC and delivered by FGC to BOK in accordance with this Agreement are and shall be (i) duly authorized, executed and delivered by FGC, (ii) legal, valid and binding obligations of FGC and (iii) enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization or other similar laws relating to creditors' rights generally.

    (b) FGC has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated hereby.

    (c)  All requisite action (corporate, trust,
         partnership or otherwise) has been taken by FGC in connection with the entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated hereby. Except as contemplated by this Agreement, no consent of any partner, shareholder, creditor, investor, judicial or administrative body, governmental authority or other party is required to enter into and consummate this Agreement.

    (d) The individuals executing this Agreement and the instruments referenced herein on behalf of the FGC have the legal power, right, and actual authority to bind FGC to the terms and conditions hereof and thereof.

    (e) This Agreement and all documents required hereby to be executed by the FGC are and shall be valid, legally binding obligations of and enforceable against FGC in accordance with their terms.

    (f) The Stock Consideration when issued and delivered to DPC shall be fully paid and non-assessable and free and clear of all liens, claims, and encumbrances, subject to compliance with applicable securities laws as contemplated by this Agreement.

    (g) FGC is current in all filings required by the rules and regulations of the Securities and Exchange Commission and shall, so long as BOK owns any shares of the Stock Consideration, remain current in all such filings.

    (h) FGC shall use its best efforts to cause all conditions precedent to its obligations to close the transaction contemplated by this Agreement to be fulfilled as soon as reasonably practicable and, in all events, on or before October 11, 1996.

    (i) FGC shall indemnify BOK and DPC, and hold BOK and DPC harmless from, all loss, cost, and expense arising out of the assertion by any person or entity of a claim based on the ownership of the WJA Note and the WJA Collateral by FGC and/or the exercise by FGC of any rights arising by virtue of such ownership, to the extent such claim relates to actions taken by FGC after the Closing.

    (j) The representations and warranties of FGC set forth in this Agreement, whether set forth in this paragraph or elsewhere, shall survive the

         Closing.

    (k) FGC shall uses its best efforts to assist DPC in DPC's effort to obtain any required approval of the acquisition of the Stock Consideration by DPC by the Division of Pari-mutuel Wagering with the Florida Department of Business and Professional Regulation.


    (l) FGC shall indemnify BOK and DPC, and hold BOK and DPC harmless from, all loss, cost, and expense (including reasonable attorney's fees and expert's fees whether incurred before or after the commencement of litigation and all litigation costs) arising out of the breach by FGC of any covenant, representation, or warranty of FGC set forth in this or any other paragraph of this Agreement.

(6) REPRESENTATIONS AND WARRANTIES BY BOK. BOK hereby represents and warrants to FGC that:

    (a) At the time of its execution and delivery, this Agreement and all other documents executed by BOK and delivered by BOK to FGC in accordance with this Agreement are and shall be (i) duly authorized, executed and delivered by BOK, (ii) legal, valid and binding obligations of BOK and (iii) enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization or other similar laws relating to creditors' rights generally.

    (b) BOK has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated hereby.

    (c) All requisite action (corporate, trust, partnership or otherwise) has been taken by BOK in connection with the entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated hereby. No consent of any partner, shareholder, creditor, investor, judicial or administrative body, governmental authority or other party is required to enter into and consummate this Agreement.

    (d) The individuals executing this Agreement and the instruments referenced herein on behalf of BOK have the legal power, right, and actual authority to bind BOK to the terms and conditions hereof and thereof.

    (e) This Agreement and all documents required hereby to be executed by the BOK are and shall be valid, legally binding obligations of and enforceable against BOK in accordance with their terms.

    (f) BOK shall indemnify FGC, and hold FGC harmless from, all loss, cost, and expense arising out of the assertion by any person of entity of a claim based on the ownership of the WJA Note and the WJA Collateral by BOK and/or the exercise by BOK of any rights arising by virtue of such ownership, to the extent such claim relates to actions taken by BOK.

    (g) BOK has, and at the Closing BOK will transfer to FGC, all of BOK's right, title and interest in and to the WJA Notes and WJA Collateral, free and clear of all mortgages, pledges, security interests, liens, encumbrances, and other interests, to the extent and only to the extent they arise by reason of any claim asserted by, through, or under BOK.

    (h) Paul D. Mesmer has been the principal officer of BOK responsible for the administration of the WJA Notes and WJA Collateral. To the best knowledge of Paul D. Mesmer, there has been no claim made or threatened against BOK, or against any of the prior holders of any of the WJA Notes (or any prior notes which were restated or refinanced by any of the WJA Notes) by WJA (or any general or limited partner of affiliate of WJA) including, without limitation, any so called lender liability claim.

    (i) FGC has had access to substantially all the loan documentation in the possession of BOK respecting the WJA Notes and WJA
         Collateral.

    (j) Attached to this Agreement as Exhibit D is a statement of the collective interest balances, collective principal balances, collective payment amounts, and payment dates for the WJA Notes from January 15, 1994, excluding as payments any proceeds from the sale of the Ft. Pierce Fronton to Lexicon Corporation (which payments were applied retroactively to January 15, 1994). Exhibit D is materially correct and complete and has been calculated using the reduced interest rate as provided in paragraph (8) of the Second Forbearance Agreement between WJA and the lending banks as of January 15, 1994 for the entire period of time.

    (k) BOK has no knowledge of any fact or circumstance which in the opinion of BOK indicates that the documents which create the WJA Collateral do not represent bona fide, legally binding obligations of the parties thereto enforceable in accordance with their terms or which would, by reason of any waiver, estoppel or the like, impair the holder of the WJA Notes and the documents evidencing the WJA Collateral from enforcing them in accordance with their terms

    (l) To the best knowledge of Paul D. Mesmer, neither WJA nor any of the general or limited partners of WJA or their affiliates have indicated to BOK while BOK has held the WJA Notes that WJA has any defense against its obligation to pay the WJA Notes in accordance with their terms or to comply with its obligations under the WJA Collateral Documents.

    (m) BOK shall indemnify FGC, and hold FGC harmless from, all loss, cost, and expense (including reasonable attorney's fees and expert's fees whether incurred before or after the commencement of litigation and all litigation costs) arising out of the breach by BOK of any covenant, representation, or warranty of BOK set forth in this or any other paragraph of this Agreement.

    (n) BOK is the owner of the WJA Notes and the WJA Collateral, has not assigned (neither voluntarily nor involuntarily) any rights arising thereunder to any other party, and shall assign to FGC at the Closing all right, title and interest in the WJA Notes free of all pledges, security interests, liens, encumbrances or other interests in the WJA Notes. To the best knowledge of Paul D. Mesmer, the WJA Collateral constitutes a first lien in the assets described therein.

    (o) To the best knowledge of Paul D. Mesmer, the documents listed on Exhibit B include all the material property, licenses, and contracts used in connection with the operation of the WJA Jai Alai frontons in Miami, Tampa, and Ocala, Florida other than (i) player and employee contracts, (ii) contracts for services and material, and (iii) leased equipment.


(7) REPRESENTATIONS AND WARRANTIES BY DPC. DPC hereby represents and warrants to FGC that:

    (a) At the time of its execution and delivery, this Agreement and all other documents executed by DPC and delivered by DPC to FGC in accordance with this Agreement are and shall be (i) duly authorized, executed and delivered by DPC, (ii) legal, valid and binding obligations of DPC and (iii) enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization or other similar laws relating to creditors' rights generally.

    (b) DPC has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated hereby.

    (c) All requisite action (corporate, trust, partnership or otherwise) has been taken by DPC in connection with the entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated hereby. No consent of any partner, shareholder, creditor, investor, judicial or administrative body, governmental authority or other party is required to enter into and consummate this Agreement.

    (d) The individuals executing this Agreement and the instruments referenced herein on behalf of the have the legal power, right, and actual authority to bind DPC to the terms and conditions hereof and thereof.

    (e) This Agreement and all documents required hereby to be executed by the DPC are and shall be valid, legally binding obligations of and enforceable against DPC in accordance with their terms.

    (f) DPC shall use its best efforts to obtain any required approval of the acquisition of the Stock Consideration by DPC by the Division of Pari-mutuel Wagering with the Florida Department of Business and Professional Regulation.

    (g) DPC shall indemnify FGC, and hold FGC harmless from, all loss, cost, and expense (including reasonable attorney's fees and expert's fees whether incurred before or after the commencement of litigation and all litigation costs) arising out of the breach by DPC of any covenant, representation, or warranty of DPC set forth in this or any other paragraph of this Agreement.

(8) PROVISIONS RESPECTING STOCK CONSIDERATION. The following  provisions
    shall  apply  to  all  shares constituting  the   Stock  Consideration
    issued  in accordance with this Agreement (the  Shares"):

    (a)  DPC represents and warrants to FGC that:

         (i) DPC is acquiring the Shares for its own account without a view to further distribution.

         (ii) DPC is the wholly-owned operating subsidiary of a national bank and an institutional investor within the meaning of Section 401(b)(9) of the Oklahoma Securities Act.

         (iii) DPC has reviewed the offering materials prepared by FGC dated July 3, 1996. DPC has reviewed all information respecting FGC which it deems relevant or material to a decision whether to acquire the Shares.

         (iv) DPC has the knowledge and experience necessary to analyze the business and affairs of FGC and to determine whether to acquire the Shares.

         (v) DPC is financially able to assume any risk of loss respecting the Shares.

    (b) FGC shall, on or before August 15, 1996, file with the United States Securities and Exchange Commission and the applicable state securities commissions of Florida, Oklahoma, New York, Illinois, and five other states selected by DPC such registration statements (other than California and Texas), applications for approval, notices, or other filings as shall be reasonably necessary to permit the lawful sale by DPC of the Shares under federal law and the laws of such states (hereafter individual and collectively called the "registration" or "registration statement").

    (c) The registration statement shall be filed in compliance with the Securities Act of 1933, Rule 415 of the Securities and Exchange Commission, and the laws of each state in which the registration is filed.

    (d) FGC shall use FGC's best efforts to cause the registration statement to become effective permitting the resale of the Stock Consideration by DPC without restriction forthwith upon the Closing (as herein defined) or as soon as possible following the Closing.

    (e) FGC shall pay all costs of the registration (including filing fees, legal, accounting, printing, and transfer agent costs), excluding DPC's legal fees and underwriting discounts, commissions, and fees.

    (f) FGC shall submit all registration documents to DPC reasonably in advance of filing or finalizing such documents and shall receive, consider and accept or reject (in FGC's reasonable discretion) such comments as DPC shall timely make. FGC shall file the registration statement in accordance with all applicable laws.

    (g) FGC represents and warrants that the registration statement (including any prospectus) will (i) contain all statements which are required to be stated therein, including all such statements respecting FGC (and its subsidiaries) and the sale by DPC of the Shares, by the Securities Act of 1933 and any applicable state securities law, (ii) conform in all material respects with the applicable requirements of such acts, and (iii) will not contain any untrue statement of a material fact or fail to state any material fact necessary to make the statements therein not misleading.

    (h) DPC shall advise, cooperate and consult with FGC in the registration as may be appropriate.

    (i) FGC shall keep DPC reasonably advised of the status of the registration.

    (j) If at any time, FGC has material information not publicly disclosed which, under the applicable regulations of the Securities and Exchange Commission precludes the sale of Shares without an effective amendment thereto:

         (i) FGC shall promptly advise DPC and DPC shall cease effecting sales of the Shares until an appropriate amendment becomes effective;

         (ii) FGC shall withhold such information from the public for only so long as the shortest reasonable period of time a valid reason for such non-disclosure exists; and,

         (iii) FGC shall promptly file an appropriate amendment and use its best efforts to cause the amendment to become effective on the same terms and conditions as provided above for the registration statement.

    (k) FGC shall use its best efforts to maintain the effectiveness of the registration statement for two years following the Closing.

(9) CONDITIONS PRECEDENT TO OBLIGATIONS OF BOK. The obligation of BOK to close the transaction contemplated by this Agreement shall be subject to each and all of the following conditions precedent:

    (a) FGC shall have performed and complied with, in all material respects, all of its obligations under this Agreement which are to be performed or complied with prior to or at the Closing.

    (b) The representations and warranties of FGC set forth in this Agreement shall be true and correct as of the Closing.

    (c) The acquisition of the Stock Consideration by DPC shall have been approved, if required, by the Division of Pari-mutuel Wagering with the Florida Department of Business and Professional
         Regulation.

    (d) The Closing shall have been consummated on or before October 28, 1996.

(10) CONDITIONS PRECEDENT TO OBLIGATIONS OF FGC. The obligation of FGC to close the transaction contemplated by this Agreement shall be subject to each and all of the following conditions precedent:

    (a) BOK shall have performed and complied with, in all material respects, all of its obligations under this Agreement which are to be performed or complied with prior to or at the Closing.

    (b) DPC shall have performed and complied with, in all material respects, all of its obligations under this Agreement which are to be performed or complied with prior to or at the Closing.

    (c) WJA shall have obtained, not later than October 7, 1996, all approvals required under the laws of the State of Florida to establish and operate card rooms as authorized in 1996 State of Florida House Bill 337 from the Dade County (Florida) Commission for the Miami Jai-Alai Fronton owned by WJA and from the

         Hillsborough County (Florida) Commission for the Tampa Jai-Alai Fronton owned by WJA.

    (d) The representations and warranties of BOK and DPC set forth in this Agreement shall be true and correct as of the Closing.

    (e) The acquisition of the Stock Consideration by DPC shall have been approved, if required, by the Division of Pari-mutuel Wagering with the Florida Department of Business and Professional
         Regulation.

    (f) The Closing shall have been consummated on or before October 28, 1996.

    (g) WJA shall not have experienced a material property loss in excess of any applicable insurance or a forfeiture of its gaming license at one or more of its Florida frontons.

(11) THE CLOSING. The closing (the "Closing") of the Purchase shall take place on the eleventh business day following the first day on which all conditions precedent to the obligations of FGC, BOK and DPC shall have been fulfilled or waived (the "Closing Date"). At the Closing:

    (a) BOK shall perform the obligations required of BOK by the provisions of paragraph 3 above.

    (b)  FGC shall pay the Purchase Price to BOK as provided by paragraph
         2 above.

(12) DISCLOSURE OF THIS AGREEMENT. No public disclosure of this Agreement shall be made by FGC, BOK or DPC without prior notice to and the approval of the content of such disclosure by all parties hereto
    (provided such approval shall not be unreasonably withheld or delayed); provided nothing in this paragraph shall preclude FGC from having private discussion with WJA respecting the subject matter of this Agreement.

(13) MISCELLANEOUS PROVISIONS. The following miscellaneous provisions shall apply to this Agreement:

    (a) All notices or advices required or permitted to be given by or pursuant to this Agreement, shall be given in writing. All such notices and advices shall be (i) delivered personally,
         (ii) delivered by facsimile or delivered by U.S. Registered or Certified Mail, Return Receipt Requested mail, or (iii) delivered for overnight delivery by a nationally recognized overnight courier service. Such notices and advices shall be deemed to have been given (i) the first business day following the date of delivery if delivered personally or by facsimile, (ii) on the third business day following the date of mailing if mailed by U.S. Registered or Certified Mail, Return Receipt Requested, or (iii) on the date of receipt if delivered for overnight delivery by a nationally recognized overnight courier service. All such notices and advices and all other communications related to this Agreement shall be given as follows:

         If to FGC:          Mr. W. Bennett Collett
                             Chairman and Chief Executive
                             Officer
                             Florida Gaming Corporation
                             P.O. Box 3027
                             Louisville, Kentucky
                             40201
                             502-589-2000 - Telephone
                             502-945-7717 - Facsimile

         With copy to:       James Huguenard, Esquire
                             Brown, Todd & Heyburn, PLLC
                             3200 Providian Center
                             400 West Market
                             Louisville, Kentucky
                             40202
                             502-589-5400 - Telephone
                             502-581-1087 - Facsimile

         If to BOK or DPC:   Mr. Paul D. Mesmer, SVP
                             Bank of Oklahoma,
                             National Association
                             Bank of Oklahoma Tower
                             P.O. Box 2300
                             Tulsa, Oklahoma 74192
                             918-588-6491 - Telephone
                             918-588-8251 - Facsimile

         With Copy to:       Frederic Dorwart
                             Old City Hall
                             124 East Fourth Street
                             Tulsa, OK 74103
                             (918) 583-9945 - Telephone
                             (918) 583-8251 - Facsimile

         or to such other address as the party may have furnished to the other parties in accordance herewith, except that notice of change of addresses shall be effective only upon receipt.

    (b) This Agreement shall be subject to, and interpreted by and in accordance with, the laws (excluding conflict of law provisions) of the State of Oklahoma.

    (c) This Agreement is the entire Agreement of the parties respecting the subject matter hereof. There are no other agreements, representations or warranties, whether oral or written, respecting the subject matter hereof.

    (d) This Agreement, and all the provisions of this Agreement, shall be deemed drafted by all of the parties hereto.

    (e) This Agreement shall not be interpreted strictly for or against any party, but solely in accordance with the fair meaning of the provisions hereof to effectuate the purposes and interest of this Agreement.

    (f) Each party hereto has entered into this Agreement based solely upon the agreements, representations and warranties expressly set forth herein and upon his own knowledge and investigation. Neither party has relied upon any representation or warranty of any other party hereto except any such representations or warranties as are expressly set forth herein.

    (g) Each of the persons signing below on behalf of a party hereto represents and warrants that he or she has full requisite power and authority to execute and deliver this Agreement on behalf of the parties for whom he or she is signing and to bind such party to the terms and conditions of this Agreement.

    (h) This Agreement may be executed in counterparts, each of which shall be deemed an original. This Agreement shall become effective only when all of the parties hereto shall have executed the original or counterpart hereof. This agreement may be executed and delivered by a facsimile transmission of a counterpart signature page hereof.

    (i) In any action brought by a party hereto to enforce the obligations of any other party hereto, the prevailing party shall be entitled to collect from the opposing party to such action such party's reasonable litigation costs and attorneys fees and expenses (including court costs, reasonable fees of accountants and experts, and other expenses incidental to the litigation).

    (j) This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

    (k) This is not a third party beneficiary contract. No person or entity other than a party signing this Agreement shall have any rights under this Agreement.

    (l) This Agreement may be amended or modified only in a writing which specifically references this Agreement.

    (m)  This Agreement may not be assigned by any party hereto.

    (n) Nothing in this Agreement shall be construed to create a partnership or joint venture, nor to authorize any party hereto to act as agent for or representative of any other party hereto. Each party hereto shall be deemed an independent contractor and no party hereto shall act as, or hold itself out as acting as, agent for any other party hereto.

    (o) A party to this Agreement may decide or fail to require full or timely performance of any obligation arising under this Agreement. The decision or failure of a party hereto to require full or timely performance of any obligation arising under this Agreement (whether on a single occasion or on multiple occasions) shall not be deemed a waiver of any such obligation. No such decisions or failures shall give rise to any claim of estoppel, laches, course of dealing, amendment of this Agreement by course of dealing, or other defense of any nature to any obligation arising hereunder.

    (p) The repudiation, breach, or failure to perform any obligation arising under this Agreement by a party after reasonable notice thereof shall be deemed a repudiation, breach, and failure to perform all of such party's obligations arising under this Agreement.

    (q) Time is of the essence with respect to each obligation arising under this Agreement. The failure to timely perform an obligation arising hereunder shall be deemed a failure to perform the obligation.

    (r) In the event any provision of this Agreement, or the application of such provision to any person or set of circumstances, shall be determined to be invalid, unlawful, or unenforceable to any extent for any reason, the remainder of this Agreement, and the application of such provision to persons or circumstances other than those as to which it is determined to be invalid, unlawful, or unenforceable, shall not be affected and shall continue to be enforceable to the fullest extent permitted by law.

    Dated and effective the date first set forth above.

                                     "FGC"
                                     Florida Gaming Corporation


                                     by W. B. COLLETT
                                     -----------------------------------
                                     Chairman and Chief Executive
                                     Officer

                                     "BOK"
                                     Bank of Oklahoma,
                                     National Association


                                     by PAUL D. MESMER
                                     -----------------------------------
                                     Senior Vice President

                                     "DPC"
                                     DPC Asset Holding Corporation


                                     by PAUL D. MESMER
                                     -----------------------------------
                                     Vice President